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                                                                    EXHIBIT 21.1

                     SUBSIDIARIES OF IMMERSION CORPORATION


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

Name                                      Jurisdiction of Incorporation
-----------------------------------       -----------------------------
Cybernet Haptic Systems Corporation       Michigan



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